Exhibit 15.4

To the Board of Directors of
Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Henrique Portella Vigário, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2025 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Ontario Operations, Sudbury” (the “Technical Report”), with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-286610) and Vale Overseas Limited (No. 333-286610-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-292195); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1.1, 1.2, 1.3, 1.4, 1.5, 1.6, 1.7, 1.8, 1.9, 1.10, 1.12, 1.22, 1.23, 2, 3, 4, 5, 6, 7, 8, 9.1, 9.2, 9.3.1, 9.4, 11, 20, 22.1, 22.2, 22.4, 22.12, 22.13, 23, 24 and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: March 26, 2026

/s/ Henrique Portella Vigário

Henrique Portella Vigário, MAusIMM

Global Head Geology & MRMR

Vale Base Metals

To the Board of Directors of
Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Jody Todd, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2025 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Ontario Operations, Sudbury” (the “Technical Report”), with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-286610) and Vale Overseas Limited (No. 333-286610-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-292195); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1.1, 1.2, 1.12, 1.13, 1.14, 1.15, 1.16, 1.17, 1.18, 1.19, 1.20, 1.21, 1.22, 1.23, 2, 12, 13, 14, 15, 16, 17, 18, 19, 21, 22.5, 22.6, 22.7, 22.8, 22.9, 22.10, 22.11, 22.12, 22.13, 23, 24 and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: March 26, 2026

/s/ Jody Todd

Jody Todd, FAusIMM
Head of Strategic Mine Planning
Vale Base Metals

To the Board of Directors of
Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Damodara Reddy Chinnasane, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2025 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Ontario Operations, Sudbury” (the “Technical Report”), with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-286610) and Vale Overseas Limited (No. 333-286610-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-292195); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1.1, 1.2, 1.8, 1.14, 1.22, 7.4, 13.2, 22.1, 22.6, and 22.13 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: March 27, 2026

/s/ Damodara Reddy Chinnasane

Damodara Reddy Chinnasane, P. Eng

Principal Geotechnical Engineer

Interim Practice Lead Geotech (Jul 1st – Dec 7th, 2025)

Vale Base Metals

To the Board of Directors of
Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Greg Puro, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2025 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Ontario Operations, Sudbury” (the “Technical Report”), with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-286610) and Vale Overseas Limited (No. 333-286610-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-292195); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to Sections 1.1, 1.2, 1.16, 1.22, 15.4, 22.8 and 22.13 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: March 25, 2026

/s/ Greg Puro

Greg Puro, P. Eng

Manager Ontario Tailings and Dams

Vale Base Metals

To the Board of Directors of
Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Adam MacMillan, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2025 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Ontario Operations, Sudbury” (the “Technical Report”), with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-286610) and Vale Overseas Limited (No. 333-286610-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-292195); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1.1, 1.2, 1.11, 1.22, 10, 22.3 and 22.13 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: March 26, 2026

/s/ Adam MacMillan

Adam MacMillan, P. Eng

Director Processing, Research and Innovation

Vale Base Metals